UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

To

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 27, 2002

CORNERSTONE REALTY FUND, LLC

(Exact name of registrant as specified in its charter)

California	333-63656	33-0827161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4590 MacArthur Blvd., Suite 610 Newport Beach, California 92660
(Address of principal executive offices)

(949) 852-1007 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Cornerstone Realty Fund, LLC hereby amends its Current Report on Form 8-K filed on October 11, 2002 to provide the required financial statements and pro forma financial information referred to in Item 7 below relating to the acquisition of the Normandie Business Center located in Torrance, California as described in such Current Report.

We acquired the Normandie Business Center on September 27, 2002 at a total acquisition cost of $3,901,696. The Normandie Business Center is a multi-tenant industrial park located on approximately 2.45 acres and is comprised of two single-story buildings containing a total of 48,979 leasable square feet.

Item 7.  Financial Statements and Exhibits

(a)           Financial Statements.  The following financial statements relating to the Normandie Business Center are included at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference.

20922 and 20950 South Normandie Avenue

Report of Independent Auditors

Statements of Revenue and Certain Expenses for the Year Ended December 31, 2001 and for the nine months ended September 30, 2002 (unaudited)

Notes to Statements of Revenue and Certain Expenses

(b)           Pro Forma Financial Information.  The following unaudited pro forma financial statements relating to the Normandie Business Center are included at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference.

Cornerstone Realty Fund, LLC

Summary of Pro Forma Financial Information

Pro Forma Condensed Statement of Operations for the Year Ended December 31, 2001 (unaudited)

Pro Forma Condensed Statement of Operations for the Nine Months Ended September 30, 2002 (unaudited)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE REALTY FUND, LLC

By:	CORNERSTONE INDUSTRIAL PROPERTIES, LLC
Its Managing Member

By:	CORNERSTONE VENTURES, INC.
Its Manager

By:	/s/ Terry G. Roussel
Terry G. Roussel, President

Dated: December 10, 2002

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Report of Independent Auditors

To the Members

Cornerstone Realty Fund, LLC

We have audited the accompanying statement of revenue and certain expenses of 20922 and 20950 South Normandie Avenue for the year ended December 31, 2001. This statement of revenue and certain expenses is the responsibility of the management of Normandie Business Center. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses of 20922 and 20950 South Normandie Avenue presents fairly, in all material respects, the revenue and certain expenses, as defined above, of 20922 and 20950 South Normandie Avenue for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                                                                                                                /s/ ERNST & YOUNG LLP

Irvine, California

August 13, 2002

20922 AND 20950 SOUTH NORMANDIE AVENUE

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Year Ended December 31, 2001	For the Nine Months Ended September 30, 2002
		(Unaudited)
Revenue
Rental	$399,184	$317,429
Tenant reimbursements	36,790	27,227
Other	13,594	3,951
Total revenue	449,568	348,607

Certain Expenses
Property operating and maintenance	48,192	39,533
Real estate taxes	32,811	24,815
Insurance	4,428	3,492
Total certain expenses	85,431	67,840

Excess of revenue over certain expenses	$364,137	$280,767

See accompanying notes to statements of revenue and certain expenses.

20922 AND 20950 SOUTH NORMANDIE AVENUE

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

DECEMBER 31, 2001

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statements of revenue and certain expenses include the operations of 20922 and 20950 South Normandie Avenue, otherwise known as Normandie Business Center (the “Property”) located in Torrance, California which was acquired by Cornerstone Realty Fund, LLC (the “Fund”), from a nonaffiliated third party. The Property was acquired for $3,901,696 and has 48,979 leasable square feet.

Basis of Presentation

The accompanying statements have been prepared to comply with rules and regulations of the Securities and Exchange Commission.

The accompanying statements are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization not directly comparable to the future operation of the Property.

Unaudited Interim Statement of Revenue and Certain Expenses

The statement of revenue and certain expenses for the nine months ended September 30, 2002 is unaudited.  In the opinion of management, all adjustments considered necessary for a fair presentation of the revenue and certain expenses have been included, and such adjustments consist of normal recurring accruals.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 2001, are as follows:

2002	$302,903
2003	208,322
2004	146,758
2005	71,040
2006	6,729
$735,752

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts.

CORNERSTONE REALTY FUND, LLC

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Condensed Statements of Operations of the Fund for the year ended December 31, 2001 and for the nine months ended September 30, 2002 have been prepared as if the acquisition of 20922 and 20950 South Normandie Avenue (“Normandie Business Center”) had occurred as of January 1, 2001.

Such Pro Forma Financial Information is based in part upon (i) the Financial Statements of the Fund for the year ended December 31, 2001 included in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2001; (ii) the Financial Statements of the Fund for the nine months ended September 30, 2002 included in the Fund’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002; and (iii) the Historical Summary of 20922 and 20950 South Normandie Avenue for the year ended December 31, 2001 filed with the Fund’s Current Report on Form 8-K/A, dated December 10, 2002.

The Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the financial position or results of operations of the Fund that would have occurred if the acquisition of Normandie Business Center had been completed on the date indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the Fund’s managing member, all material adjustments necessary to reflect the effect of this transaction have been made.

CORNERSTONE REALTY FUND, LLC

PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2001

(Unaudited)

	Cornerstone Realty Fund, LLC Historical (A)	Recent Transactions (B)	Cornerstone Realty Fund, LLC Pro Forma
Revenues:
Rental	$—	$399,184	$399,184
Tenant reimbursements	—	36,790	36,790
Interest and dividends and other	8,319	13,594	21,913
	8,319	449,568	457,887
Expenses:
Property operating and maintenance	—	85,431	85,431
General and administrative expenses	125,049	—	125,049
Interest expense on advances payable to managing member	68,687	—	68,687
Depreciation	663	54,324	54,987
	194,399	139,755	334,154
Net (loss) income	$(186,080)	$309,813	$123,733
Net (loss) income allocable to managing member	$(18,608)		$12,373
Net (loss) income allocable to unitholders	$(167,472)		$111,360
Per share amounts:
Basic and diluted (loss) income allocable to unitholders	$(27.37)		$18.20
Basic and diluted weighted average units outstanding	6,119		6,119

(A)                  Represents the historical results of operations of the Fund for the year ended December 31, 2001. Certain reclassifications have been made to the historical statements of operations of the Fund to conform to the pro forma financial information presentation.

(B)                    Represents adjustment for the acquisition of the Normandie Business Center, based on historical operating results. Depreciation is based on the allocation of the purchase price, with buildings depreciated using the straight-line method over a 39-year period.

CORNERSTONE REALTY FUND, LLC

PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2002

(Unaudited)

	Cornerstone Realty Fund, LLC Historical (A)	Recent Transactions (B)	Cornerstone Realty Fund, LLC Pro Forma
Revenues:
Rental	$4,353	$317,429	$321,782
Tenant reimbursements	—	27,227	27,227
Interest and dividends and other	45,022	3,951	48,973
	49,375	348,607	397,982
Expenses:
Property operating and maintenance	391	67,840	68,231
General and administrative expenses	132,454	—	132,454
Interest expense on advances payable to managing member	32,192	—	32,192
Depreciation	426	40,743	41,169
	165,463	108,583	274,046
Net (loss) income	$(116,088)	$240,024	$123,936
Net (loss) income allocable to managing member	$(11,609)		$12,394
Net (loss) income allocable to unitholders	$(104,479)		$111,542
Per share amounts:
Basic and diluted (loss) income allocable to unitholders	$(10.32)		$11.02
Basic and diluted weighted average units outstanding	10,125		10,125

(A)                  Represents the historical results of operations of the Fund for the nine months ended September 30, 2002. Certain reclassifications have been made to the historical statements of operations of the Fund to conform to the pro forma financial information presentation.

(B)                    Represents adjustment for the acquisition of the Normandie Business Center, based on historical operating results. Depreciation is based on the allocation of the purchase price, with buildings depreciated using the straight-line method over a 39-year period.